SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 4, 2005
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02  Termination of a Material Definitive Agreement.

Effective as of May 4, 2005, the Board of Directors of Harris Interactive Inc. (the “Company”) and Robert E. Knapp mutually agreed to Mr. Knapp’s resignation as Chairman and Chief Executive Officer of the Company. Upon his resignation, Mr. Knapp’s employment under his Employment Agreement with the Company made as of December 31, 2003, effective January 26, 2004, and as amended effective December 31, 2004, was terminated.

A brief description of the material terms of Mr. Knapp’s Employment Agreement, as amended, is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2004, and the Company’s Current Report on Form 8-K filed on January 4, 2005, and is incorporated by reference herein.

Under the terms of Mr. Knapp’s Employment Agreement, upon termination of his employment without cause the Company is required to provide to Mr. Knapp an aggregate payment of $1,000,000 payable in 15 equal monthly installments, and continued coverage under the Company’s health and dental insurance plans for a period of 18 months following the termination.

A copy of Mr. Knapp’s Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 6, 2004, and a copy of the amendment to Mr. Knapp’s Employment Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 4, 2005.

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As reported under Item 1.02 above, effective as of May 4, 2005, the Board of Directors of the Company and Robert E. Knapp mutually agreed to Mr. Knapp’s resignation as Chairman and Chief Executive Officer of the Company. The Board appointed George Bell, an independent director of the Company, as Chairman. Gregory T. Novak, the President and Chief Operating Officer of the Company, will assume the title of Acting Chief Executive Officer of the Company.

Information concerning Mr. Novak’s business experience is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and is incorporated by reference herein. A brief description of the material terms of Mr. Novak’s Employment Agreement with the Company, as amended, is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2004, and the Company’s Current Report on Form 8-K filed on January 4, 2005, and is incorporated by reference herein.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On May 5, 2005, the Company issued a press release announcing the management changes described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1          Press Release issued by Harris Interactive Inc. on May 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

	By:	/s/ Frank J. Connolly, Jr.

	Name:	Frank J. Connolly
	Title:	Chief Financial Officer and Corporate Secretary
(Principal Financial Officer)

Dated: May 5, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on May 5, 2005